    The Universal Institutional Funds, Inc. Core Plus Fixed Income Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                        Amount of      % of      % of
               Purchase/                  Offering          Total        Shares      Offering    Funds
 Security        Trade        Size of     Price of        Amount of     Purchased   Purchased   Total                    Purchased
 Purchased        Date        Offering      Shares         Offering      By Fund     By Fund    Assets     Brokers          From
-------------  ----------    ---------- -----------   ----------------- ---------   ---------   ------    ------------  -----------

United Health    02/04/08         -     $98.475000    $1,100,000,000.00  790,000      0.07%      0.12%    Banc of        Citigroup
Group Inc.                                                                                                America
6.000% due                                                                                                Securities
2/15/2018                                                                                                 LLC, Citi,
                                                                                                          JPMorgan,
                                                                                                          Deutsche
                                                                                                          Bank
                                                                                                          Securities,
                                                                                                          Bear Stearns
                                                                                                          & Co. Inc.,
                                                                                                          Loop Capital
                                                                                                          Markets,
                                                                                                          LLC,
                                                                                                          Goldman,
                                                                                                          Sachs & Co.,
                                                                                                          Merrill
                                                                                                          Lynch & Co.,
                                                                                                          Morgan
                                                                                                          Stanley,
                                                                                                          Lehman
                                                                                                          Brothers,
                                                                                                          The Williams
                                                                                                          Capital
                                                                                                          Group, L.P.

Hewlett           02/25/08         -     $99.932000     $750,000,000.00    285,000     0.03%     0.04%    Banc of         Banc
Packard Co.                                                                                               America         of
5.50% due                                                                                                 Securities      America
3/1/2018                                                                                                  LLC, HSBC,      Securities
                                                                                                          JPMorgan,
                                                                                                          Lehman
                                                                                                          Brothers,
                                                                                                          BNP PARIBAS,
                                                                                                          Morgan
                                                                                                          Stanley,
                                                                                                          Credit
                                                                                                          Suisse, RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          Deutsche
                                                                                                          Bank
                                                                                                          Securities,
                                                                                                          SOCIETE
                                                                                                          GENERALE,
                                                                                                          Lehman
                                                                                                          Brothers

Biogen IDEC       02/28/08         -     $99.184000     $550,000,000,00  735,000.00    0.13%      0.12%   Goldman,       Merrill
Inc. 6.875%                                                                                               Sachs & Co.,   Lynch
due 3/1/2018                                                                                              Banc of        & Co.
                                                                                                          America
                                                                                                          Securities
                                                                                                          LLC, Citi,
                                                                                                          JPMorgan,
                                                                                                          Lehman
                                                                                                          Brothers,
                                                                                                          Merrill
                                                                                                          Lynch & Co.,
                                                                                                          Morgan
                                                                                                          Stanley, UBS
                                                                                                          Investment
                                                                                                          Bank

Oracle Corp.      04/01/08         -       $99.953     $2,500,000,000.00 830,000.00     0.03%     0.13%   Citi,          Citigroup
5.75% due                                                                                                 Mitsubishi
4/15/2018                                                                                                 UFJ
                                                                                                          Securities,
                                                                                                          Banc of
                                                                                                          America
                                                                                                          Securities
                                                                                                          LLC, BMO
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          HSBC,
                                                                                                          Merrill
                                                                                                          Lynch & CO.,
                                                                                                          Credit
                                                                                                          Suisse, BNP
                                                                                                          PARIBAS, RBC
                                                                                                          Capital
                                                                                                          Markets, RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          SCOCIETE
                                                                                                          GENERALE,
                                                                                                          UCI Capital
                                                                                                          Markets,
                                                                                                          Morgan
                                                                                                          Stanley,
                                                                                                          Mizuho
                                                                                                          Securities
                                                                                                          USA Inc.,
                                                                                                          Wachovia
                                                                                                          Securities,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                          BNY Capital
                                                                                                          Markets,
                                                                                                          Inc., Lehman
                                                                                                          Brothers

   Wal-Mart       04/08/08         -     $99.759000    $1,000,000,000.00 845,000.00    0.08%      13.00%  Cit, Credit    Goldman
  Stores Inc.                                                                                             Suisse,        Sachs
  Note 4.250%                                                                                             Goldman,
 due 4/15/2013                                                                                            Sachs & Co.,
                                                                                                          RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          Bank of
                                                                                                          America
                                                                                                          Securities
                                                                                                          LLC, BBVA
                                                                                                          Securities,
                                                                                                          Deutsche
                                                                                                          Bank
                                                                                                          Securities,
                                                                                                          HSBC, Lehman
                                                                                                          Brothers,
                                                                                                          Mizuho
                                                                                                          Securities
                                                                                                          USA Inc.,
                                                                                                          Santander
                                                                                                          Investment,
                                                                                                          TD
                                                                                                          Securities,
                                                                                                          Barclays
                                                                                                          Capital, BNP
                                                                                                          PARIBAS,
                                                                                                          Dresdner
                                                                                                          Kleinwort,
                                                                                                          JPMorgan,
                                                                                                          Mitsubishi
                                                                                                          UFJ
                                                                                                          Securities,
                                                                                                          Morgan
                                                                                                          Stanley,
                                                                                                          Standard
                                                                                                          Chartered
                                                                                                          Bank, UBS
                                                                                                          Investment
                                                                                                          Bank,
                                                                                                          Wachovia
                                                                                                          Securities

   Dell Inc.      04/14/08         -       $99.736     $5000,000,000.00  545,000.00    0.11%      8.00%   Barclays       JPMorgan
  5.650% due                                                                                              Capital,       Securities
   4/14/2018                                                                                              Goldman
                                                                                                          Sachs & Co.,
                                                                                                          JPMorgan
                                                                                                          Securities,
                                                                                                          Banc of
                                                                                                          America
                                                                                                          Securities
                                                                                                          LLC,
                                                                                                          Citigroup
                                                                                                          Global
                                                                                                          Markets
                                                                                                          Inc.,
                                                                                                          Deutsche
                                                                                                          Bank
                                                                                                          Securities
                                                                                                          Inc., HSBC
                                                                                                          Securities,
                                                                                                          Mizuho
                                                                                                          Securities
                                                                                                          USA Inc.,
                                                                                                          Morgan
                                                                                                          Stanley, UBS
                                                                                                          Securities
                                                                                                          LLC

  XTO Energy      04/15/08         -     $99.539000     $800,000,000.00  710,000.00    0.09%      0.11%   Lehman         Lehman
  Inc. 5.500%                                                                                             Brothers,      Brothers
 due 6/15/2018                                                                                            Banc of
                                                                                                          America
                                                                                                          Securities
                                                                                                          LLC, BNP
                                                                                                          PARIBAS,
                                                                                                          Credit
                                                                                                          Suisse,
                                                                                                          Deutsche
                                                                                                          Bank
                                                                                                          Securities,
                                                                                                          Goldman,
                                                                                                          Sachs & Co.,
                                                                                                          Jefferies
                                                                                                          Company,
                                                                                                          JPMorgan,
                                                                                                          Morgan
                                                                                                          Stanley, RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          Citi,
                                                                                                          Merrill
                                                                                                          Lynch & Co.,
                                                                                                          BBVA
                                                                                                          Securities,
                                                                                                          BMO Capital
                                                                                                          Markets, BNY
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          Comerica
                                                                                                          Securities,
                                                                                                          Fortis
                                                                                                          Securities
                                                                                                          LLC, Lazard
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          Natixis
                                                                                                          Bleichroeder
                                                                                                          Inc., Piper
                                                                                                          Jaffray,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                          SunTrust
                                                                                                          Robinson
                                                                                                          Humphrey,
                                                                                                          UBS
                                                                                                          Investment
                                                                                                          Bank,
                                                                                                          Wachovia
                                                                                                          Securities

    General       04/16/08         -     $99.733000    $4,000,000,000.00 3,805,000.00  0.10%      0.23%   Banc of        Lehman
   Electric                                                                                               America        Brothers
 Capital Corp.                                                                                            Securities
  Note 5.625%                                                                                             LLC,
 due 5/1/2018                                                                                             Goldman,
                                                                                                          Sachs & Co.,
                                                                                                          Lehman
                                                                                                          Brothers
                                                                                                          Inc., Morgan
                                                                                                          Stanley &
                                                                                                          Co.
                                                                                                          Incorporated,
                                                                                                          Castle Oak
                                                                                                          Securities,
                                                                                                          L.P.,
                                                                                                          Blaylock
                                                                                                          Robert Van,
                                                                                                          LLC, Samuel
                                                                                                          A. Ramirez &
                                                                                                          Co., Inc.,
                                                                                                          Utendahl
                                                                                                          Capital
                                                                                                          Group, LLC,
                                                                                                          The Williams
                                                                                                          Capital
                                                                                                          Group, L.P.

  Dr. Pepper        04/25/08         -       $99.985     $1,200,000,000.00  430,000    0.03%      0.07%   Banc of        JPMorgan
 Snapple Group                                                                                            America        Securities
 Inc. Note 6.820%                                                                                         Secutities
 due 5/1/2018                                                                                             LLC, Goldman
                                                                                                          Sachs & Co.,
                                                                                                          JPMorgan
                                                                                                          Securities,
                                                                                                          Morgan
                                                                                                          Stanley, UBS
                                                                                                          Securities
                                                                                                          LLC, BNP
                                                                                                          Paribas,
                                                                                                          Mitsubishi
                                                                                                          UFJ
                                                                                                          Securities
                                                                                                          Internat,
                                                                                                          Scotia
                                                                                                          Capital
                                                                                                          Inc.,
                                                                                                          SunTrust
                                                                                                          Robinson
                                                                                                          Humphrey, TD
                                                                                                          Securities,
                                                                                                          Wachovia
                                                                                                          Securities
                                                                                                          Inc.

Bristol-Meyers    04/28/08    -          $99.825000     $600,000,000.00  $355,000.00   0.06%      0.05%   Banc of        JPMorgan
  Squibb CO.                                                                                              America        Securities
  5.450% due                                                                                              Securities
   5/1/2018                                                                                               LLC,
                                                                                                          JPMorgan,
                                                                                                          Citi,
                                                                                                          Goldman,
                                                                                                          Sachs & Co.,
                                                                                                          RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          Morgan
                                                                                                          Stanley, UBS
                                                                                                          Investment
                                                                                                          Bank

    Israel        05/01/08    $99.83100       -        $1,000,000,000.00 765,000.00    0.07%      0.12%   Citi,          Lehman
Electric Corp.                                                                                            JPMorgan,      Brothers
   Ltd Note                                                                                               Merrill
  7.250% due                                                                                              Lynch & Co.,
   1/15/2019                                                                                              Lehman
                                                                                                          Brothers,
                                                                                                          Morgan
                                                                                                          Stanley

 Comcast Corp     05/02/08         -      $99.97600    $1,000,000,000.00 955,000.00    0.09%      0.14%   Citi,          Deutsche
  Note 5.700%                                                                                             Deutsche       Bank
 due 5/15/2018                                                                                            Bank
                                                                                                          Securities,
                                                                                                          Merrill
                                                                                                          Lynch & Co.,
                                                                                                          UBS
                                                                                                          Investment
                                                                                                          Bank, Banc
                                                                                                          of America
                                                                                                          Securities
                                                                                                          LLC, Daiwa
                                                                                                          Securities
                                                                                                          America
                                                                                                          Inc.,
                                                                                                          Mitsubishi
                                                                                                          UFJ
                                                                                                          Securities,
                                                                                                          Lehman
                                                                                                          Brothers TSB
                                                                                                          Corporate
                                                                                                          Markets,
                                                                                                          Blaylock &
                                                                                                          Company,
                                                                                                          Inc.,
                                                                                                          Ramirez &
                                                                                                          Co., Inc.,
                                                                                                          Cabrera
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          LLC, Merrill
                                                                                                          Lynch & Co.,
                                                                                                          UBS
                                                                                                          Investment
                                                                                                          Bank,
                                                                                                          Barclays
                                                                                                          Cpaital,
                                                                                                          Goldman,
                                                                                                          Sachs & Co.,
                                                                                                          Morgan
                                                                                                          Stanley,
                                                                                                          Wachovia
                                                                                                          Securities,
                                                                                                          Mizuho
                                                                                                          Securities
                                                                                                          USA inc.,
                                                                                                          BNY Mellon
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          LLC, Guzman
                                                                                                          & Company,
                                                                                                          M.R. Beal &
                                                                                                          Company, BNP
                                                                                                          PARIBAS,
                                                                                                          JPMorgan,
                                                                                                          The Royal
                                                                                                          Bank of
                                                                                                          Scotland,
                                                                                                          Sun Trust
                                                                                                          Robinson
                                                                                                          Humphrey,
                                                                                                          Piper
                                                                                                          Jaffray,
                                                                                                          Loop Capital
                                                                                                          Markets,
                                                                                                          LLC, The
                                                                                                          Williams
                                                                                                          Capital
                                                                                                          Group, L.P.,
                                                                                                          Siebert
                                                                                                          Capital
                                                                                                          Markets

 AT&T In. Note    05/08/08         -     $99.916000    $1,000,000,000.00   5,000       0.00%      0.03%   Banc of        Deutsche
  5.600% due                                                                                              America        Bank
   5/15/2018                                                                                              Securities
                                                                                                          LLC,
                                                                                                          Deutsche
                                                                                                          Bank, Morgan
                                                                                                          Stanley, UBS
                                                                                                          Investment
                                                                                                          Bank, RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          Barclays,
                                                                                                          Blaylock
                                                                                                          Robert Van,
                                                                                                          LLC, Cabrera
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          LLC, Siebert
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          Utendahl
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          L.P.

Korea Railroad    05/08/08        -      $99.637000     $300,000,000.00   300,000      0.10%      0.05%   Citi, HSBC,    HSBC
  Corp. Note                                                                                              Morgan         Securities
  5.375% due                                                                                              Stanley
   5/15/2013

    Parker        05/13/08        -      $99.765000     $450,000,000.00   395,000      0.06%      0.09%   Banc of        Banc
 Hannifin Corp                                                                                            America,       of
  Note 5.500%                                                                                             Goldman        America
 due 5/15/2018                                                                                            Sachs & Co.,
                                                                                                          Morgan
                                                                                                          Stanley,
                                                                                                          KeyBanc
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          Mizuho
                                                                                                          Securities
                                                                                                          USA Inc.,
                                                                                                          Wells
                                                                                                          Fargo
                                                                                                          Securities,
                                                                                                          Barclays
                                                                                                          Capital,
                                                                                                          BNY Mellon
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          LLC, Lazard
                                                                                                          Capital
                                                                                                          Markets

    Harley-       05/15/08        -      $99.805000    $1,000,000,000.00  465,000      0.04%      0.07%   Citigroup      Citigroup
   Davidson                                                                                               Glohal
 Funding Corp.                                                                                            Markets,
  Note 6.800%                                                                                             Morgan
 due 6/15/2018                                                                                            Stanley &
                                                                                                          Co. Inc.,
                                                                                                          Greenwich
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          JPMorgan,
                                                                                                          BNP Paribas
                                                                                                          Securiteis
                                                                                                          Corp.,
                                                                                                          Deutsche
                                                                                                          Bank
                                                                                                          Securities
                                                                                                          Inc.,
                                                                                                          Wachovia
                                                                                                          Capital
                                                                                                          Markets

 HBOS PLC Note    05/15/08        -      $99.584000    $2,000,000,000.00  790,000      0.04%      0.12%   Goldman,       Goldman
  6.750% due                                                                                              Sachs & Co.,   Sachs
   5/21/2018                                                                                              Morgan
                                                                                                          Stanley,
                                                                                                          Lehman
                                                                                                          Brothers

   Starwood       05/16/08        -       $100.000      $400,000,000.00   345,000      0.08%      0.05%   Banc of        Banc
   Hotels &                                                                                               America LLC,   of
 Resorts World                                                                                            JPMorgan,      America
  Note 6.750%                                                                                             Morgan
 due 5/15/2018                                                                                            Stanley,
                                                                                                          Merrill
                                                                                                          Lynch & Co.

  Time Warner     06/16/08        -        $99.917      $2,000,000,000    645,000      0.03%      0.10%   Banc of        Banc
  Cable Inc.                                                                                              America        of
  Note 6.750%                                                                                             Securities     America
 due 7/1/2018                                                                                             LLC, BNP
                                                                                                          PARIBAS,
                                                                                                          Morgan
                                                                                                          Stanley, RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          Wachovia
                                                                                                          Securities,
                                                                                                          Barclays
                                                                                                          Capital,
                                                                                                          Citi, Daiwa
                                                                                                          Securities
                                                                                                          America
                                                                                                          Inc.,
                                                                                                          Goldman,
                                                                                                          Sachs & Co.,
                                                                                                          Mizuho
                                                                                                          Securities
                                                                                                          USA Inc.,
                                                                                                          Fortis
                                                                                                          Securities
                                                                                                          LLC
                                                                                                          Mitsubishi
                                                                                                          UFJ
                                                                                                          Securities,
                                                                                                          UBS
                                                                                                          Investment
                                                                                                          Bank,
                                                                                                          Deutsche
                                                                                                          Bank
                                                                                                          Securities,
                                                                                                          Lehman
                                                                                                          Brothers,
                                                                                                          Blayleck
                                                                                                          Robert Van,
                                                                                                          LLC, Cabrera
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          LLC, The
                                                                                                          Williams
                                                                                                          Capital
                                                                                                          Group, L.P.

   Rio Tinto      06/24/08        -        $99.131     $1,750,000,000.00  935,000      0.05%      0.14%   Deutsche      JPMorgan
  Finance USA                                                                                             Bank          Securities
   LTD Note                                                                                               Securities,
  6.500% due                                                                                              JPMorgan,
   7/15/2018                                                                                              Morgan
                                                                                                          Stanley,
                                                                                                          Credit
                                                                                                          Suisse, RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          SOCIETE
                                                                                                          GENERALE,
                                                                                                          ANZ
                                                                                                          Securities,
                                                                                                          Banco
                                                                                                          Bilbao
                                                                                                          Vizcaya
                                                                                                          Argentaria,
                                                                                                          S.A.,
                                                                                                          CALYON,
                                                                                                          Daiwa
                                                                                                          Securities
                                                                                                          America
                                                                                                          Inc.,
                                                                                                          Mitsubishi
                                                                                                          UFJ
                                                                                                          Securities
                                                                                                          International
                                                                                                          plc, Mizuho
                                                                                                          International
                                                                                                             plc